Exhibit 99.1 - Shareholders Minutes

              WAIVER OF NOTICE OF SPECIAL SHAREHOLDERS' MEETING OF
                            ICBS INTERNATIONAL CORP.

     We, the undersigned holders of the number of shares of stock of ICBS International Corp., DO HEREBY WAIVE NOTICE of the time, place and purpose of a special meeting of the Shareholders of said corporation.

     We designate the 12th day of February at Eight o'clock P.M. as the time and of SEC Attorneys, LLC, 205 Church Street, New Haven, Connecticut as the place of said meeting; the purpose of the meeting is:

1. To ratify the acquisition agreement entered into on February 12, 2005 by and between Jerry Gruenbaum a Connecticut resident and Nathan Lapkin a New Jersey resident and ICBS International Corp. a Florida Corporation for the purchase of 100% of the outstanding shares of ICBS Global Securities, Inc. for 17,909,507 new issued common shares, which represents 53.76% of the total 33,316,680 issued and outstanding shares of the company plus an infusion of one hundred thousand dollars ($100,000) on or before February 28, 2005.

2. To convert the 2,000,000 Class A Special Voting Shares to 200,000 Common Shares of the Company and to cancel the right to issue any further Class A Special Voting Shares.

               MINUTES OF A SPECIAL MEETING OF THE SHAREHOLDERS OF
                            ICBS INTERNATIONAL CORP.

A special meeting of the shareholders of ICBS International Corp. was held at the offices of SEC Attorneys, LLC, 205 Church Street, New Haven, Connecticut on the 12th day of February, 2005 at 8 o'clock P.M.

     Jerry Gruenbaum acted as Secretary of the meeting.

     Jerry Gruenbaum announced that a majority of the shareholders of this corporation were present either in person or by telephone.

     The Secretary read into the minutes the purpose of the meeting:

     The purpose of the meeting is:

1. To ratify the acquisition agreement entered into on February 12, 2005 by and between Jerry Gruenbaum a Connecticut resident and Nathan Lapkin a New Jersey resident and ICBS International Corp. a Florida Corporation for the purchase of 100% of the outstanding shares of ICBS Global Securities, Inc. for 17,909,507 new issued common shares, which represents 53.76% of the total 33,316,680 issued and outstanding shares of the company plus an infusion of one hundred thousand dollars ($100,000) on or before February 28, 2005.

2. To convert the 2,000,000 Class A Special Voting Shares to 200,000 Common Shares of the Company and to cancel the right to issue any further Class A Special Voting Shares.

     Upon motion duly made, seconded and carried, it was:

     RESOLVED, that the shareholders hereby approve the adoption of the Acquisition Agreement, dated February 12, 2005. The Board of Directors approved said Merger Agreement, on February 12, 2005; and it is

     FURTHER RESOLVED that the Merger Agreement and all of the terms and conditions set out in the aforementioned agreement are hereby approved, including the issuing of 17,909,507 newly issued common shares, and a copy of the said Agreement shall be attached to the Minutes of this meeting.

     FURTHER RESOLVED that the 2,000,000 outstanding Class A Special Voting shares of the Company is hereby converted at a ratio of ten to one to 200,000 common shares of the Company.

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     FURTHER  RESOLVED that the Company hereby cancels all right to issue in the future any Class A Special Voting shares.

     FURTHER RESOLVED that the Secretary of the Company in cooperation with the Company's transfer agent, notify the SEC and the NASD regarding the acquisition, conversion of the Class A Special Voting Shares and the cancellation of any future Class A Special Voting Shares and prepare and file all necessary documents to effectuate the changes.

     The Secretary then read into the minutes the names of the shareholders who attended the meeting, the number of shares they represented and whether they voted for against the resolutions.

     The following table represents shareholders who attended the shareholders' meeting and voted in favor of the resolutions:

Shareholder's Name         Shareholder's Signature              Number of Shares
------------------         -----------------------              ----------------

Fabrice Zambito            /s/ Fabrice Zambito                     3,216,000
                           -----------------------
Dominic Heddo              /s/ Dominic Heddo                         500,000
                           -----------------------
Michele Scott              /s/ Michele Scott                       2,317,663
                           -----------------------
MMJ Venture Capital        /s/ Willerd Scott                       2,949,512
                           -----------------------

Total                                                              8,983,175

     There were no shareholders who attended the shareholders' meeting that voted against the resolutions.

     Final vote in favor 8,983,175 shares out of 15,407,173 shares authorized shares to vote constituting 58.31% of all shares authorized to vote on said resolutions, the resolutions are hereby approved.

     There being no further business, the meeting upon motion adjourned.


By: /s/ Jerry Gruenbaum, Secretary
   --------------------------------
     Jerry Gruenbaum, Secretary